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                                   Exhibit 23
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                       Consent of Independent Accountants

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                                                                     Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of The Scotts Company on Form S-8 (File Nos. 33-47073, 33-60056, 333-00021,
333-06061 and 333-27561) of our report dated October 24, 1997, on our audits of the consolidated financial statements and financial statement schedules of The Scotts Company and Subsidiaries as of September 30, 1997 and 1996, and for the years ended September 30, 1997, 1996 and 1995, which report is included in this Annual Report on Form 10-K.

Coopers & Lybrand L.L.P.

Columbus, Ohio
December 18, 1997